UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 14, 2016

Puravita Corporation
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

333-202520	27-5414104
(Commission File Number)	(IRS Employer Identification No.)

1441 Ocean Drive, Vero Beach , Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

772.234.9999
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On April 14, 2016, Michael Ghiselli acquired 95.1% of the outstanding shares of the corporation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2016 the board of directors accepted the resignation of Rory O'Dare as director and officer of the company, and Michael Ghiselli was appointed to serve as director until the next regularly scheduled shareholders meeting. The board of directors elected Michael Ghiselli to serve as the CEO, CFO, President, Secretary and Treasurer until the next officer election by the board of directors.

Michael Ghiselli is a senior level management professional and has successfully guided several technology companies through the complicated early stage funding and development process since 2011.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.	Description of Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date:  June 10, 2016

By: /s/ Michael Ghiselli
Name:  Michael Ghiselli
Title:  President